UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8544

FPA FUNDS TRUST’S FPA CRESCENT FUND
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	DECEMBER 31

Date of reporting period:	DECEMBER 31, 2013

Item 1. Report to Stockholders.

FPA Crescent Fund

Annual Report

December 31, 2013

Distributor:

UMB DISTRIBUTION SERVICES, LLC

803 West Michigan Street
Milwaukee, Wisconsin 53233

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

Dear Shareholders:

Forgive us if we bring you up to date this year, in part, through the lens of the distant past.

We can't help but think that the creators of Greek tragedies — those of the ancient variety, not the ongoing, modern ones — would have relished watching the Fed and the stock market the past couple of years and envisioned all kinds of morals to the story.

For instance, it was another year of single-digit earnings growth but double-digit gains in multiples. What's more, our oracles — we call them economists now — failed at the beginning of 2013 to accurately predict what would occur for that year: the U.S. economy grew more slowly than expected and S&P 500 earnings were lower than anticipated and yet the stock market rocketed to its best showing since 1997.

Overseas, things weren't that different. Our increasingly global view includes the performance of foreign stock markets, which generally didn't fare quite as well as the U.S., with the exception of Japan. The U.S. stock market's relatively strong showing speaks to the Federal Reserve's continued aggressively dovish policy stance and that our economy missed estimates by less than most other developed economies.

Country/Region	Index[1]	Total Return (Local)	Total Return (USD)
United States	S&P 500	32.39%	32.39%
Asia Pacific	MSCI AC Asia Pacific	21.97%	9.27%
Asia Pacific ex Japan	MSCI AC Asia Pacific ex Japan	6.51%	0.46%
Japan	Nikkei	58.82%	30.10%
Europe	Euro Stoxx 600	21.12%	26.56%
BRIC	MSCI Brazil/Russia/India/China	-0.01%	-6.34%

Source: MSCI, Wsj.com and Bloomberg. Data as of December 31, 2013.

The FPA Crescent Fund itself returned 21.95% for the year, with just 54.1% average exposure to equities. The winners and losers for the fourth quarter are as follows:

Winners	Losers
CVS Caremark	Cisco Systems
Thermo Fisher Scientific	Tesco
Oracle	Express Scripts
Microsoft	Pharmerica
Google	Alleghany

1  Please see end of commentary for complete index definitions.

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Valuation multiples trumping earnings growth cannot continue ad infinitum. In most markets, 2013, like 2012 before it, benefited from the willingness of investors to pay a higher price per dollar of earnings. Earnings growth eventually must carry the day.

2013 Return Composition

Source: JP Morgan Market Insights. Data as of 12/31/13.

Winners added 2.53% to fourth quarter return, while losers detracted just 0.16%. The nice, but unusual, winner/loser ratio of 16x won't often be repeated. The winners and losers in the fourth quarter don't tell a consistent story. Microsoft is a case in point — a top five winner in Q2, but before we could get too excited, it found itself in the top loser column in Q3 yet ended Q4 a winner. Our role is to have a view of a business's worth and then consider that in context of its public market value. Its upside potential should be far greater than its downside. We can assure you that the underlying value of the Microsoft enterprise did not move as much as its $100 billion intra-year movement in market prices. We can say the same for the respective valuation fluctuations for the other nine companies on the list.

Economy

Chronicling the economy is always a challenge. We are, first and foremost, investors, and we analyze businesses better than we understand the economy. That said, the economy can clearly have a huge impact on a business's fortunes. So in the absence of delivering anything definitive about the economy, we continue instead to offer semi-annually just some of our bigger-picture observations that help us frame an investment's potential outcome.

Surveying the economic landscape this year, we're inclined to consider the power of myth to explain the inexplicable. The American author Joseph Campbell considered myths to be public dreams, and we see both

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public officials and private investors engaged in some serious flights of fancy. Perhaps believing in myths is the only means to cope with the actions of the few being taken for the many.

Zeus punished Sisyphus for his hubris by having him push a huge boulder up a hill, but before he could reach the top, it would always roll back down, forcing him to begin again. Our Federal Reserve seems engaged in a similarly unproductive task. The printing of money, the expansion of its balance sheet and the management of interest rates lower has only served to elevate risk assets rather than grow the economy. We cannot think of a single example in history where centralized planning dictated successful economies. New York Fed President William Dudley adds little comfort with his admission at a recent economics conference that, "We don't understand fully how large-scale asset purchase programs work to ease financial market conditions. There's still a lot of debate..."2 We sincerely hope the Fed and the rest of us avoid Sisyphus's consignment to an eternity of useless effort and perpetual frustration.

But our optimism erodes when considering the following charts. GDP3 has increased just ~$2.2 trillion since 2008, despite a $7.3 trillion increase in U.S. government debt since 2008, part of which funded a more than $3 trillion increase in the Fed's balance sheet.

Federal Reserve Balance Sheet vs GDP

Source: Bloomberg and federalreserve.gov.

2  From a speech to the American Economic Association 2014 Annual Meeting, Philadelphia, January 4.

3  Gross Domestic Product

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Total U.S. Debt vs GDP

Source: treasurydirect.gov and Bureau of Economic Analysis.

This poor return on investment isn't new; it's just getting worse.

Total Public Debt vs CGDP/ CDebt

Source: federalreserve.gov.

This begs the obvious question: Where would the stock market be without the Fed fuel?

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S&P 500 vs Federal Reserve's Balance Sheet

Source: federalreserve.gov and Bloomberg.

Many investors have been seduced by the alluring, but dangerous — if not deadly — call of the Sirens that has manifested itself in the form of low interest rates and aggressive government spending. This potent combination has led not only to a soaring stock market but inefficient and excessive spending as well. This has resulted in continued budget deficits that are only manageable because of the Fed's success in driving rates lower on both the short and long-end of the curve.

We question what's sustainable. One successful real estate investor pointed out that as much as he'd like to liquidate his entire portfolio today at huge gains, he'd have a lot of money after paying taxes but no income. So he won't sell and others, who want or need more return than a conservative investment might yield, are liquidating those investments for even more risky propositions. It's an unusual environment we find ourselves in, much of it thanks to extraordinary Fed policy. We should fear the repression of a government that redirects capital to itself, with one example being interest rates so far below the real inflation rate. Savers are punished and seekers of return are pushed out the risk curve.

Unfortunately, our guardians in Washington, like Narcissus, seem fixated on themselves. They seem, in our view, more concerned with their careers than their constituents. They generally lack the skills to protect us anyway. They might see themselves as saviors, but they are largely unschooled in either business or economics and lack practical (i.e., non-political) work experience. And yet they make big decisions whose implications might not be known for many years, long after most have left office. As the economist and columnist Thomas Sowell wonders, "It is hard to imagine a more stupid or more dangerous way of making decisions than by putting those decisions in the hands of people who pay no price for being wrong."4

4  Jewish World Review; "Wake up, Parents"; August 18, 2000

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One of many unfortunate results is that the gap between the haves and have-nots has widened. The programs from our nation's leaders have done little to help the poor while pushing the investment portfolios of the wealthy to new highs. Ninety percent of the population has a lower net worth today than they had before the recession.5 We are currently in the midst of the longest period on record where the top 10% had 45% or more of all income. In 2012, the top 10 percent of earners took home more than half of the country's total income, the biggest share ever.

The Share of All Income in 2010 Going to the Top 10%

Source: The New York Times. The Rich Get Richer Through
the Recovery. Annie Lowrey. September 10, 2013.

Nevertheless, we cannot solve our problems by just taxing the wealthy and just giving it to the less fortunate. The Congressional Budget Office shows that the top 40% already paid 106% of all taxes in 2010, while the bottom 60% received money back. The middle quintile received more in transfer payments than it paid in taxes, while the bottom quintile paid no taxes and received 2.8x their income in transfer payments.

5  Marc Faber. January 2014 Monthly Market Commentary

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Distribution of Market Income, Transfers, and Federal Taxes, 2010

Source: globaleconomicanalysis.blogspot.com

Even with unprecedented transfer payments, most people are still struggling. Unemployment, although lower, is still a high 6.7% and really a couple points higher than that if one assumes just as many people would like to work in 2013 as in 2007. In too many cases, those fortunate enough to have jobs earn lower wages than they did before the recession. I remember when I was in high school, the local McDonald's was largely staffed with my peers looking for some pocket money. Now, I mostly see people who are trying to support a family. These individuals have neither received the jobs that were supposed to show up through infrastructure investments nor the educational improvements that were promised.

A recent Gallup poll suggests that just more than half of Americans own stocks, directly or through mutual funds.6,7 The rest have hardly benefited from low interest rates. And yet, people somehow manage to continue to live beyond their means, spending more than they earn.

Consumer Spending in Excess of Spendable Income ($ billion)

Source: MacroMavens. October 17, 2013.

6  The Christian Science Monitor. Mark Trumbull. May 8, 2013.

7  According to a UC Santa Cruz study, 94% of the financial securities in 2010 were held by the top 10%. http://www2.ucsc.edu/whorulesamerica/power/wealth.html

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That can partially be explained by consumers draining savings and 401(k) accounts or living rent free while banks wait to work home foreclosures through their system. Whatever the reason, it's not viable on a long-term basis.

Frankly, all of this makes us feel like we are living amongst the Lotus-Eaters of The Odyssey, the island people addicted to the fruit of the lotus tree, a narcotic that left them in a stupor. Thousands of years later, our lotus tree bears easy money and many otherwise rational investors cannot resist its temptation, but we're left wanting. At which point in time do central banks capitulate? Or do they just keep inflating?

We admit inadequacy in even determining the outcome of the inflation/deflation tug of war. With deflationary forces offsetting monetary inflation, consensus expectations are that inflation remains muted. We don't know which way the wind ultimately blows in the match-up between government debt accumulation, ZIRP8, QE9, and currency wars versus corporate and personal balance sheet deleveraging, banks not lending and productivity gains.

Greek mythology offers various parables to describe unintended consequences and the catastrophic chain reactions they can set into motion. Zeus tasked Prometheus with creating man, but he then stole fire from Zeus and gave it to man. As a punishment, Zeus created the first woman, Pandora. We all know of the unexpected evil unleashed into the world as the result of Pandora opening her box. (I could go on but I think it might be tough to go home after our spouses read our commentary.) Although the unanticipated reaction of the market and its participants has revealed itself in numerous ways, we expect that there will be more surprises that will ricochet through the global economy as a result of the policy decisions of recent years.

Nonetheless, we understand our commitment to you is that we will work to prosper while the gods play, recognizing at the same time that complacent protagonists in Greek fables always got a comeuppance.

Investments

Like those mythological Greek characters, we live in a windy world but we're in the habit of leaning into it. We tend to buy with the wind in our face, and sell with it at our backs. Right now, there's more of the latter, so as you'd expect, our equity exposure declined during 2013. The favorable market allowed us to sell sixteen long equity positions during the year, at an average gain of 64% from cost, with just one generating a loss. We initiated nine new positions. The byproduct of this — unfortunate if the market continues to rally — is that our net equity exposure declined to 51.8%, down from 61.3% a year ago. We will let valuation and risk/reward guide our exposure, not the stock market. If the market gives us tomorrow's prices today and the risk/reward becomes unattractive, then we are unsurprisingly net sellers.

Things aren't cheap. Equity values, as a percentage of GDP, are near their peaks. The only time they were higher was at the apex of the dot com bubble.

8  Zero interest rate policy

9  Quantitative Easing

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Stock Market as Percent of GDP

Source: MacroMavens. October 17, 2013.

And, on a Price/Earnings ratio basis, public securities are far from on sale.

CAPE RATIO P/E using 10-year average earnings

Source: Source: Shiller, Robert J. Online Data Robert Shiller, econ.yale.edu/~shiller/data.htm, and
Bloomberg. Data as of December 20, 2013.

We see ideas thrown at us every day but, like a baseball batter, we're particular to the pace, movement, and location before we swing. Right now, we're seeing too many ideas coming at us with a lot of speed and then curving high and outside — in other words, generally not priced to our satisfaction with some questions as to

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business quality. While we wait, though, we keep adding companies to our library that, at some point, we expect to check out, update and invest in.

A number of positions from our library were checked out for the second time, benefiting 2013's performance.

Renault (RNO FP)

We discussed our Renault position — long Renault and short two of its publicly-traded investments — in our Q1 2012 letter, to which you should refer for more detail. This was the second time we profited from this trade, the first being in 2006. We initiated the position with negative capital, since the short positions in Nissan and Volvo Truck were larger than the Renault long position. We completed unwinding the investment in Q4. We were pleased that this investment added 0.61% to Crescent's return in 2013, without having tied up any capital.

Vodafone (VOD)

Vodafone was taken off the shelf for the second time since the fund's inception. In addition to being the largest wireless company in Europe, Vodafone jointly owns with Verizon (VZ) the largest wireless phone carrier in the U.S., Verizon Wireless, and also has wireless operations in India, Egypt, and South Africa.

In early 2013, the market valued Verizon at ~8x EBITDA10, including its 55% share of Verizon Wireless. Vodafone's 45% ownership of Verizon Wireless should have been, in theory, also valued at the same multiple of 8x proportionate EBITDA. But Vodafone was trading at $25.70, which was only 4.8x its consolidated 2012 EBITDA. If we valued the 55% Verizon Wireless stake at 8x EBITDA, the implied multiple for everything else at Vodafone was just 3.1x. In the past, Verizon's trading multiple had averaged out to about 6x EBITDA, and Vodafone to about 7x EBITDA. It seemed logical to us that the multiples would converge over time given that 40% of both company's EBITDA was the same asset — the Verizon Wireless business — and because nearly 90% of the free cash flow at VZ was coming from Verizon Wireless. We were able to arbitrage11 this opportunity by going long Vodafone and short Verizon. Said differently, by investing in Vodafone, we were either buying Verizon Wireless at a discount, or the remainder of Vodafone at a discount.

We also believed that catalysts existed to unlock the value in Vodafone's ownership in Verizon Wireless. Specifically, Verizon, at the Holdco level, generated almost zero free cash flow but paid $5.4 billion in annual dividends to Verizon shareholders. For the past few years, those dividends had been funded via an intercompany debt repayment. But, as of 2012, there was almost no more intercompany debt left outstanding. So in order for Verizon to continue to upstream cash from Verizon Wireless and pay dividends to the Verizon common shareholders, Verizon would have to either: (1) start paying massive dividends from Verizon Wireless to Verizon Holdco, in which case Vodafone would receive a large cash

10  Earnings before interest, taxes, depreciation and amortization. It is essentially net income with interest, taxes, depreciation, and amortization added back to it, and can be used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions.

11  Arbitrage is basically buying in one market and simultaneously selling in another, profiting from a temporary difference. This is considered riskless profit for the investor/trader.

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windfall via its 45% share of such dividends or, (2) buy out Vodafone's 45% interest. Indeed, in September of 2013, Verizon offered to buy Vodafone out of its 45% share for $130 billion, which was an implied multiple of almost 10x Vodafone's ownership in Verizon Wireless, and far more than the 8x we had factored into the original analysis.

Currently, with Vodafone priced around $39 per share, the Vodafone stub (after backing out the cash and stock which Vodafone shareholders will receive in Q1 2014) still trades at just 5x, less than the 7x historical multiple, and less than the 8-9x multiple the market is pricing into other comparable wireless companies. Although not as inexpensive as it was in early 2013, this still seems below fair value for the leading European wireless franchise.

Countrywide (CWD LN)

Countrywide, the largest real estate brokerage firm in England, was also a second-timer in the Fund. The first time was in 2004. You can refer to the Q3 2004 shareholder commentary for detail. CWD was purchased by private equity in 2007, taking us out of the name. However, its highly-levered balance sheet forced it to restructure as a result of the 2008/09 downturn. We purchased debt that converted to equity, and subsequently added to the equity, which by then was quasi-private, through a rights offering guided by the new equity sponsor. Management improved their business by cutting unnecessary costs, organically growing their lettings business, and making a series of small, accretive bolt-on acquisitions. In the spring of 2013, their business was still below normal but significantly better, which allowed it to have an IPO12. We bought some of that IPO. The stock subsequently increased dramatically and we exited the position at 2.96X our cost. The fact that we held the stock for 5 years and that it basically did nothing for the first 3 years, only to double in the past year, exemplifies our patience.

We added a number of new positions to the Fund in 2013 but haven't disclosed our stake in prior reports. As we build positions, we periodically consolidate them in the "Other" category, something we are allowed to do for up to one year. Intel, Qualcomm, and Checkpoint are three investments added last year that have not formerly been shown in our reports. None of the three make it into our top ten, but offered us a chance to own market-leading companies, possessing fortress balance sheets, at low multiples to current free cash flow.

We'll end this section with a prediction. We know what we don't know. We don't know what the precise earnings growth will be for any company, although our research leaves us with a reasonable range in a base case. We also cannot come close to forming a view of economic growth for any country. We concede inadequacy in that we don't know where or when any particular stock market will peak. And interest rates, well, they'll go up and down. But, we are confident that there will be more volatility in our future and with it, investment opportunity. The CBOE Volatility Index13 (VIX) reflects a market estimate of future volatility. When compared to the last 24 years, at 12.87, the index is just 14% above its low; 36% below its average; and 71% below its high.14 If I were a betting man — and I am not — I would wager the index won't end the year where it started.

12  Initial public offering

13  The ticker symbol for the Chicago Board Options Exchange (CBOE) Volatility Index, which shows the market's expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options.

14  Bloomberg. Data as of quarter-end, March 30, 1990 – January 8, 2014. 11.26 low on June 30, 1993. 20.07 average. 44.14 high on March 31, 2009.

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Volatility

Source: Bloomberg. Data from March 30, 1990 through January 9, 2014.

Because it's our nature to commit capital in periods of greater volatility, we appreciate our available liquidity — an option on future opportunity. All cash isn't equal, though. There could be a point in time at which one or another form of liquidity could be compromised. Money market funds have broken the buck, certain high grade bonds didn't end up justifying their credit rating and have restructured at less than par, banks have collapsed impairing uninsured deposits, insolvency has struck brokerage firms hurting their client portfolios, and some bonds of sovereign nations haven't returned all principal at maturity.

We do not want to take for granted that all of our cash could be converted to investments exactly when those opportunities exist. Our cash repository had been primarily U.S. Treasuries, but because of perverted Fed policy and a dysfunctional Washington D.C. and because we do not know what will happen in the future, we felt that wasn't the most prudent course. We diversified our cash holdings to include increased exposure to commercial paper and have added short-dated corporates and sovereign debt as well. Alternatives other than U.S. Treasuries now total 26.5% of Crescent's cash. A very, very small perk to the mix is that the effective yield is slightly higher, but more importantly, we prefer to have our eggs in more than one basket.

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Conclusion

We have always sought to create a portfolio that should perform well over time, rather than for a moment in time, since we have some idea as to the former and are quite clueless as to the latter. With that, Crescent completed its second successful decade this past year. We appreciate Morningstar honoring our entire team's efforts in our 20th year by naming us the U.S. Allocation Fund Manager of the Year.15 Nonetheless, we don't consider ourselves exceptional, just dogged in our continued pursuit to protect capital while achieving acceptable returns. Although we are not always right, and in synch with the markets even less frequently, we have confidence in our proven approach to achieve attractive risk-adjusted returns over time. We also respect that even if we thought we were one in a million, there are still 7,000 others like us. With so many investment options available, we appreciate that you share our principles and have entrusted us with your capital.

Respectfully submitted,

Steven Romick
President
January 22, 2014

15  Analyst Ratings are subjective in nature and should not be used as the sole basis for investment decisions. Analyst Ratings are based on Morningstar's current expectations about future events and therefore involve unknown risks and uncertainties that may cause Morningstar's expectations not to occur or to differ significantly from what was expected. Morningstar does not represent its Analyst Ratings to be guarantees nor should they be viewed as an assessment of a fund's or the fund's underlying securities' creditworthiness. Morningstar Inc.'s awards are based on qualitative evaluation and research, thus subjective in nature and should not be used as the sole basis for investment decisions. Morningstar's awards are not guarantees of a fund's future investment performance. Morningstar, Inc. does not sponsor, issue, sell, or promote any open-end mutual funds including the FPA Funds.

Index definitions:

S&P 500 includes a representative sample of 500 leading companies in leading industries of the U.S. economy. The index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, but is also considered a proxy for the total market.

MSCI AC Asia Pacific is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia and the developed and emerging markets in the Pacific region. The index consists of the following 13 developed and emerging market countries: Australia, China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan, and Thailand.

MSCI AC Asia Pacific ex Japan is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia and developed and emerging markets in the Pacific region, excluding Japan. The MSCI AC Asia Pacific ex Japan Index consists of the following 12 developed and emerging market country indices: Australia, China, Hong Kong, India, Indonesia, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan, and Thailand.

Euro Stoxx 600 — The STOXX Europe 600 Index is derived from the STOXX Europe Total Market Index (TMI) and is a subset of the STOXX Global 1800 Index. With a fixed number of 600 components, the STOXX Europe 600 Index represents large, mid and small capitalization companies across 18 countries of the European region: Austria, Belgium, Czech Republic, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

Nikkei is abbreviated term for Japan's Nikkei 225 Stock Average, the leading and most-respected index of Japanese stocks. It is a price-weighted index comprised of Japan's top 225 blue-chip companies on the Tokyo Stock Exchange.

MSCI Brazil/Russia/India/China is a float-adjusted market capitalization index that is designed to measure the equity market performance of the following four emerging market country indices: Brazil, Russia, India and China.

The discussions of Fund investments represent the views of the Fund's managers at the time of each report and are subject to change without notice. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any First Pacific Advisors portfolio. Security examples featured are samples for presentation purposes and are intended to illustrate our investment philosophy and its application. It should not be assumed that most recommendations made in the future will be profitable or will equal the performance of the securities. This information and data has been prepared from sources believed reliable. The accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

HISTORICAL PERFORMANCE

(Unaudited)

Change in Value of a $10,000 Investment in FPA Crescent Fund vs. S&P 500, Consumer Price Index, 60% S&P 500/40% BC Agg, Russell 2500, and 60% Russell 2500/40% BC GC for the Ten Years Ended December 31, 2013

The Standard & Poors 500 Composite Index (S&P 500) is an unmanaged index that is generally representative of the U.S. stock market. The Consumer Price Index is an unmanaged index representing the rate of inflation of U.S. consumer prices as determined by the US Department of Labor Statistics. The Barclay's Capital U.S. Aggregate Bond Index (BC Agg) a broad-based unmanaged composite of four major subindexes: U.S. Government Index; U.S. Credit Index; U.S. Mortgage-Backed Securities Index; and U.S. Asset-Backed Securities Index (the index holds investment quality bonds.)The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small to medium capitalization stock performance. The Barclay's Capital Government/Credit Index (BC GC) is a broad-based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. The blended benchmarks are a hypothetical combination of unmanaged indices, reflecting a neutral mix of approximately 60% stocks and 40% bonds. The performance of the Fund is computed on a total return basis which includes reinvestment of all distributions. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. Unless otherwise noted, index returns reflect the reinvestment of dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment may be worth more or less than its original cost. Current month-end performance data can be obtained by visiting the website at www.fpafunds.com or by calling toll-free, 1-800-982-4372. Information regarding the Fund's expense ratio and redemption fees can be found on pages 28 and 33. The Prospectus details the Fund's objective and policies, sales charges, and other matters of interest to prospective investors. Please read the Prospectus carefully before investing. The Prospectus may be obtained by visiting the website at www.fpafunds.com, by email at crm@fpafunds.com, toll-free by calling 1-800-982-4372 or by contacting the Fund in writing.

PORTFOLIO CHARACTERISTICS AND PERFORMANCE

December 31, 2013

Portfolio Characteristics

	FPA Crescent		S&P 500		Barclays Capital Gov't/Credit
Stocks
Price/Earnings TTM	17.5	x	19.2	x
Price/Earnings 2012 est.	16.2	x	16.0	x
Price/Book	2.0	x	2.7	x
Dividend Yield	1.7%		2.0%
Average Weighted Market Cap (billion)	$95.0		$122.1
Median Market Cap (billion)	$34.2		$16.5
Bonds
Duration (years)	0.6				5.6
Maturity (years)	0.6				7.7
Yield-to-Worst	0.4%				2.0%
Yield-to-Worst (corporate only)	5.8%

Portfolio Analysis

10 Largest Holdings*
Microsoft	3.5%
Oracle	3.2%
CVS Caremark	3.1%
Aon	3.0%
Thermo Fisher	2.6%
Occidental Petroleum	2.1%
Covidien	2.1%
Google	1.8%
AIG	1.8%
Cisco	1.5%
Total	24.7%

*Excludes U.S. Gov't Securities

Portfolio Composition
Asset Class
Common Stocks, Long	53.9%
Common Stocks, Short	-2.0%
Other	1.4%
Credit- Fixed Income	0.9%
Mortgage Backed	0.5%
U.S. Government & Agencies	31.8%
Foreign Government & Agencies	2.9%
Liquidity**	41.3%
Geographic
U.S.	36.5%
Europe	15.5%
Other	2.7%

** Liquidity defined as cash and high quality, liquid, limited term securities - net of shorts and collateral

Performance Statistics

	FPA Crescent	S&P 500	60% R2500/ 40% BCGC
Statistics
Gain in Up Months - Cumulative	413.3%	533.5%	415.4%
Upside Participation		77.5%	99.5%
Loss in Down Months - Cumulative	-182.4%	-327.8%	-218.1%
Downside Participation		55.7%	83.6%
Up Month - Average	2.5%	3.3%	2.5%
Down Month - Average	-2.2%	-3.8%	-2.7%
Delta between Up/Down months	4.7%	7.1%	5.2%
Worst Month	-13.9%	-16.8%	-13.9%
Best Month	12.6%	10.9%	9.3%
Standard Deviation	10.43%	15.09%	11.03%
Sharpe Ratio (using 5% risk-free rate)	0.60	0.28	0.40
Performance
Quarter	6.5%	10.5%	5.1%
Calendar YTD	22.0%	32.4%	19.8%
1 Year - Trailing	22.0%	32.4%	19.8%
3 Years - Trailing	11.5%	16.2%	11.4%
5 Years - Trailing	14.8%	17.9%	15.1%
10 Years - Trailing	8.8%	7.4%	8.2%
15 Years - Trailing	9.7%	4.7%	8.4%
20 Years - Trailing	11.1%	9.2%	9.2%
From Inception[a]	11.2%	9.2%	9.4%

PORTFOLIO CHARACTERISTICS AND PERFORMANCE

December 31, 2013

HISTORICAL PERFORMANCE

Calendar Year-End	FPA Crescent	60% R2500/ 40% BCGC	Russell 2500	S&P 500
Q4 2013	6.5%	5.1%	8.7%	10.5%
2013	22.0%	19.8%	36.8%	32.4%
2012	10.3%	12.7%	17.9%	16.0%
2011	3.0%	2.5%	-2.5%	2.1%
2010	12.0%	19.1%	26.7%	15.1%
2009	28.4%	22.5%	34.4%	26.5%
2008	-20.6%	-21.4%	-36.8%	-37.0%
2007	6.8%	3.9%	1.4%	5.5%
2006	12.4%	11.2%	16.2%	15.8%
2005	10.8%	6.0%	8.1%	4.9%
2004	10.2%	12.7%	18.3%	10.9%
2003	26.2%	28.1%	45.5%	28.7%
2002	3.7%	-6.6%	-17.8%	-22.1%
2001	36.1%	4.8%	1.2%	-11.9%
2000	3.6%	7.9%	4.3%	-9.1%
1999	-6.3%	13.3%	24.2%	21.0%
1998	2.8%	4.9%	0.4%	28.6%
1997	22.0%	18.5%	24.4%	33.4%
1996	22.9%	12.6%	19.0%	23.0%
1995	26.0%	26.7%	31.7%	37.6%
1994	4.3%	-2.0%	-1.1%	1.3%
1993[a]	9.6%	8.2%	10.1%	4.4%

Objective, Strategy and Rankings

Objective

The Fund's investment objective is to seek to generate equity-like returns over the long-term, take less risk than the market and avoid permanent impairment of capital. We employ a strategy of selectively investing across a company's capital structure (i.e., a combination of equity and debt securities) that we believe have the potential to increase in market value, in order to achieve rates of return with less risk than the broad U.S. equity indices.

Strategy

To invest across a company's capital structure to meet our objective. This includes investing in Common and Preferred Stocks, Convertible Bonds, High-Yield Bonds, and Bank Debt. There is an occasional use of Government Bonds.

Downside Protection

FPA Crescent's ratio of positive to negative monthly performance is, on average from inception,a 10% better than the equity indexes. FPA Crescent has, on average from inception, captured 71% of the upside monthly performance but just 51% of the downside when compared to the equity indexes.

Volatility

FPA Crescent has exhibited much less volatility compared to the equity indexes, as measured by its Standard Deviation from inception.a On average, the Fund's Standard Deviation is 38% lower than the equity indexes. FPA Crescent has a much lower delta in its average monthly performance, i.e., the difference between the average positive and negative month when compared to the equity indexes.

FPA Crescent has had only two years of negative performance since inception,a the worst a loss of 21%. FPA Crescent's maximum drawdown is 36% better than its benchmarks.

	Crescent	60% R2500/40% BCGC	R2500	S&P 500
Number loss years since inception[a]	2	3	4	4
Maximum Drawdown[b]	-29%	-33%	-53%	-51%

Performance

FPA Crescent has outperformed the stock indexes for the inception-to-date time period.a

Conclusion

We believe FPA Crescent has met its objective since inception, having achieved higher absolute rates of return than the indexes and a dramatically higher Sharpe Ratio.a

NOTES

a Inception date is June 2, 1993. Returns from inception are annualized

b Maximum Drawdown is the largest percentage peak to trough decline in value that has occurred since inception.

Past performance is not necessarily indicative of future results. All returns assume the reinvestment of dividends and distributions. There are no assurances that the Fund will meet its stated objectives. The Fund's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

FPA CRESCENT FUND
MAJOR PORTFOLIO CHANGES

For the Six Months Ended December 31, 2013
(Unaudited)

Shares or Principal Amount
NET PURCHASES
Common Stocks
Bennu Oil & Gas LLC — A (1)	511,472 shs.
Microsoft Corporation	3,298,700 shs.
Norsk Hydro ASA (1)	26,646,634 shs.
Oracle Corporation	4,475,200 shs.
Orkla ASA	1,447,978 shs.
QUALCOMM Incorporated	1,862,300 shs.
Limited Partnerships
Endeavour Regional Bank Opportunities Fund, L.P (1)	$97,651,480
NET SALES
Common Stocks
Countrywide Holdings, Ltd. — A (2)	3,171,611 shs.
Health Net, Inc. (2)	1,958,000 shs.
Hewlett-Packard Company (2)	2,991,800 shs.
ITT Corporation (2)	1,775,800 shs.
Lowe's Companies, Inc. (2)	2,930,000 shs.
Omnicare, Inc. (2)	4,275,000 shs.
Renault S.A. (2)	2,084,000 shs.
Rowan Companies, Inc. (2)	1,425,000 shs.
Xerox Corporation (2)	6,883,300 shs.
Non-Convertible Bonds & Debentures
iStar Financial Inc. — 5.70% 2014 (2)	$20,729,000

(1) Indicates new commitment to portfolio

(2) Indicates elimination from portfolio

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS

December 31, 2013

COMMON STOCKS — LONG	Shares	Fair Value
TECHNOLOGY — 15.7%
Analog Devices, Inc.	3,522,000	$179,375,460
Arris Group, Inc.*	7,098,800	172,926,768
Check Point Software Technologies Ltd.*	2,680,000	172,913,600
Cisco Systems, Inc.	10,337,200	232,070,140
Google Inc.*	256,000	286,901,760
Intel Corporation	5,727,900	148,696,284
Microsoft Corporation	15,013,700	561,962,791
Oracle Corporation	13,305,200	509,190,004
QUALCOMM, Inc.	2,100,000	155,925,000
TE Connectivity Ltd	1,320,000	72,745,200
		$2,492,707,007
FINANCIAL SERVICES — 7.9%
Alleghany Corporation*	248,034	$99,203,679
American International Group, Inc.	5,500,000	280,775,000
Aon Corporation (Great Britain)	5,755,000	482,786,950
Bank of America Corporation	3,801,200	59,184,684
The Bank Of New York Mellon Corporation	3,718,200	129,913,908
CIT Group Inc.	2,143,800	111,756,294
Citigroup Inc.	1,781,300	92,823,543
		$1,256,444,058
HEALTH CARE — 7.7%
Carefusion Corporation*	4,325,000	$172,221,500
Covidien plc (Ireland)	4,851,700	330,400,770
Johnson & Johnson	1,425,000	130,515,750
Thermo Fisher Scientific Inc.	3,695,000	411,438,250
WellPoint, Inc.	2,025,000	187,089,750
		$1,231,666,020
RETAILING — 5.6%
CVS Caremark Corporation	6,805,000	$487,033,850
Regis Corporation	413,100	5,994,081
Tesco plc (Great Britain)	31,096,050	172,172,610
Walgreen Co.	2,175,000	124,932,000
Wal-Mart Stores, Inc.	1,220,400	96,033,276
		$886,165,817

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

COMMON STOCKS — LONG — Continued	Shares	Fair Value
ENERGY — 4.8%
Bennu Oil & Gas LLC — A*,**	511,472	$32,222,742
Bennu Oil & Gas LLC — B*,**	72,957	—
Canadian Natural Resouces Limited (Canada)	5,176,500	175,172,760
Groupe Bruxelles Lambert S.A. (ADR) (Belgium)	2,358,735	216,533,052
Occidental Petroleum Corporation	3,616,500	343,929,150
		$767,857,704
CONSUMER NON-DURABLE GOODS — 3.5%
Anheuser-Busch InBev SA/NV (ADR) (Belgium)	1,990,000	$211,855,400
Orkla ASA (Norway)	23,328,978	181,970,694
Unilever N.V. (Netherlands)	3,960,000	159,483,456
		$553,309,550
INDUSTRIAL PRODUCTS — 2.8%
Henkel AG &Co. KGaA (Germany)	1,061,150	$110,421,041
Norsk Hydro ASA (Norway)	26,646,634	118,902,610
Owens-Illinois, Inc.*	5,815,100	208,064,278
Sound Holding FP Luxembourg*,**,††	1,146,250	9,295,858
		$446,683,787
ADVERTISING — 2.6%
The Interpublic Group of Companies	10,317,400	$182,617,980
WPP plc (Great Britain)	10,134,960	231,612,214
		$414,230,194
TELECOMMUNICATIONS — 1.0%
Vodafone Group Plc	4,097,100	$161,057,001
REAL ESTATE — 0.4%
Genting Malaysia Berhad (Malaysia)	53,251,200	$71,202,179
OTHER COMMON STOCKS — 1.9%		$295,581,599
TOTAL COMMON STOCKS — LONG — 53.9% (Cost $5,747,966,587)		$8,576,904,916

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

	Principal Amount	Fair Value
LIMITED PARTNERSHIPS — 1.1% (Cost $154,265,903)
Endeavour Financial Restoration Fund, L.P.*,**,††	$18,268,169	$26,854,300
Endeavour Regional Bank Opportunities Fund, L.P.*,**,††	97,651,480	105,040,572
U.S. Farming Realty Trust, L.P.*,**,††	35,000,000	38,713,605
U.S. Farming Realty Trust II, L.P.*,**,††	5,203,534	5,312,094
		$175,920,571
CURRENCY OPTIONS — 0.3% (Cost $20,425,338)
Currency JPY Swaption (option expires 2/27/14; swap expires 2/19/16; ¥ 51,459,597,000 — Barclays Capital counterparty)*		—
JPY Put
—Strike $95; expires 09/09/14; $215,000,000* (Barclays Capital counterparty)		$16,380,441
—Strike $95; expires 09/09/14; $214,000,000* (Bank of America counterparty)		16,324,904
—Strike $95; expires 03/24/22; $194,350,000* (Barclays Capital counterparty)		16,992,021
		$49,697,366
BONDS & DEBENTURES
CREDIT- FIXED INCOME
CONVERTIBLE BONDS & DEBENTURES
INDUSTRIAL PRODUCTS — 0.1%
Navistar International Corporation — 3% 2014	$9,259,000	$9,502,049
NON-CONVERTIBLE BONDS & DEBENTURES
FINANCIAL SERVICES — 0.4%
International Lease Finance Corporation — 5.65% 2014	$5,570,000	$5,666,807
iStar Financial Inc.
— 5.85% 2017	4,964,000	5,311,480
— 5.875% 2016	18,836,000	19,969,927
— 6.05% 2015	6,930,000	7,290,083
Springleaf Financial Services
— 5.75% 2016	5,216,000	5,528,960
— 6.5% 2017	8,980,000	9,633,744
— 6.9% 2017	15,366,000	16,765,843
		$70,166,844

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

NON-CONVERTIBLE BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
INDUSTRIAL PRODUCTS — 0.2%
Global Ship Lease, Inc. — 0.2616% 2016 Term Loan (Floating)**	$29,768,840	$25,452,358
REAL ESTATE — 0.2%
Real Estate Loan Participation
RELP 1 — 12% 2016**,††	$2,813,022	$2,813,022
RELP 2 — 9% 2015**,††	13,509,747	13,509,748
RELP 3 — 9.75% 2015**,††	6,570,806	6,570,806
RELP 4 — 9% 2015**,††	286,309	286,309
RELP 5 — 9.5% 2016**,††	2,098,173	2,098,173
		$25,278,058
ENERGY — 0.0%
ATP Oil & Gas Corporation — 8.5% PS loan 2013**,††	$794,635	$597,963
ATP Oil & Gas Corporation — 11.875% 2015*	136,899,000	684,495
ATP Oil & Gas Corporation — 14.5% 2014 Term Loan (Floating)**	13,142,424	131,424
		$1,413,882
TOTAL CREDIT- FIXED INCOME — 0.9%		$131,813,191
U.S. GOVERNMENT & AGENCIES — 31.8%
Federal National Mortgage Association — 7.5% 2028	$31,298	$36,220
U.S. Treasury Notes
— 0.125% 2014†	260,000,000	260,027,092
— 0.25% 2014	100,000,000	100,087,890
— 0.25% 2014	172,000,000	172,025,748
— 0.25% 2014	175,000,000	175,101,395
— 0.25% 2014	195,000,000	195,166,315
— 0.25% 2014	200,000,000	200,167,960
— 0.25% 2014†	200,000,000	200,173,180
— 0.25% 2014	220,000,000	220,179,036
— 0.25% 2014	250,000,000	250,195,300
— 0.25% 2014	350,000,000	350,282,555
— 0.25% 2015	200,000,000	200,164,060
— 0.375% 2014	250,000,000	250,475,250
— 0.5% 2014	180,000,000	180,507,420
— 0.5% 2014†	300,000,000	300,701,160
— 0.625% 2014	200,000,000	200,554,680
— 0.75% 2014	200,000,000	200,578,120
— 1% 2014	137,187,000	137,228,088

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

NON-CONVERTIBLE BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
— 1% 2014	$185,000,000	$185,614,255
— 1.25% 2014	60,000,000	60,140,622
— 1.25% 2014	195,000,000	195,632,229
— 1.25% 2014	290,000,000	290,400,258
— 1.875% 2014	175,000,000	175,492,188
— 1.875% 2014	225,000,000	226,291,995
— 2.125% 2014	230,000,000	234,075,922
— 2.625% 2014	100,000,000	101,240,230
TOTAL U.S. GOVERNMENT & AGENCIES		$5,062,539,168
FOREIGN GOVERNMENT & AGENCIES — 2.9%
Singapore Treasury Bills
— 0.2% 2014 SGD$	125,000,000	$98,953,137
— 0.205% 2014	11,840,000	9,374,530
— 0.21% 2014	100,000,000	79,151,410
— 0.22% 2014	35,000,000	27,708,264
— 0.28% 2014	250,000,000	197,827,025
Singapore Government Bond — 3.625% 2014	63,000,000	50,735,444
TOTAL FOREIGN GOVERNMENT & AGENCIES		$463,749,810
MORTGAGE-BACKED SECURITIES — 0.5%
Stanwich Mortgage Loan Trust Series
2009-2 — 2.37% 2049**,††	$6,296,840	$2,815,947
2010-1A — 9% 2047**,††	3,938,011	1,991,846
2010-2A — 0% 2057**,††	23,546,867	11,872,330
2010-3A — 0% 2038**,††	13,513,557	6,760,833
2010-4A — 1.77% 2049**,††	18,130,585	9,155,945
2011-1A — 4.51% 2049**,††	35,566,379	18,758,740
2011-2A —0% 2049**,††	19,519,399	10,446,861
2012-2A — 0% 2047**,††	15,982,193	6,792,432
2012-4A — 10.3% 2051**,††	25,040,827	11,518,780
Florida Mortgage Resolution Trust Series 2012-4A — 3.27% 2050**,††	3,378,451	1,242,922
		$81,356,636
TOTAL BONDS & DEBENTURES — 36.1% (Cost $5,789,097,232)		$5,739,458,805
TOTAL INVESTMENT SECURITIES — 91.4% (Cost $11,711,755,060)		$14,541,981,658

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

SHORT-TERM INVESTMENTS — 9.5%	Shares or Principal Amount	Fair Value
Short-term Corporate Notes:
Exxon Mobil Corporation
— 0.06% 01/08/14	$90,000,000	$89,998,950
— 0.06% 01/22/14	80,000,000	79,997,200
— 0.06% 01/24/14	80,000,000	79,996,933
— 0.06% 01/28/14	50,000,000	49,997,750
— 0.07% 01/03/14	100,000,000	99,999,611
— 0.07% 01/06/14	60,000,000	59,999,417
— 0.07% 01/16/14	50,000,000	49,998,542
— 0.07% 01/17/14	80,000,000	79,997,511
— 0.07% 02/03/14	70,000,000	69,995,508
— 0.08% 02/05/14	50,000,000	49,996,111
Federal Home Loan Bank
— 0.05% 02/14/14	50,000,000	49,996,944
— 0.055% 02/20/14	75,000,000	74,994,271
Pfizer Inc. — 0.08% 03/20/14	200,000,000	199,965,333
The Procter & Gamble Company — 0.08% 03/10/14	50,000,000	49,992,444
Toyota Motor Credit Corporation
— 0.07% 01/07/14	50,000,000	49,999,417
— 0.08% 01/10/14	50,000,000	49,999,000
— 0.08% 01/30/14	60,000,000	59,996,133
— 0.09% 01/14/14	50,000,000	49,998,375
— 0.09% 01/15/14	50,000,000	49,998,250
— 0.09% 01/16/14	70,000,000	69,997,375
State Street Bank Repurchase Agreement — 0.00% 01/02/14 (Dated 12/31/13, repurchase price of $87,101,000, collateralized by $90,890,000 principal amount U.S. Treasury Bond — 3.75% 2043, fair value $88,844,975)	87,101,000	87,101,000
TOTAL SHORT-TERM INVESTMENTS (Cost $1,502,016,075)		$1,502,016,075
TOTAL INVESTMENTS — 100.9% (Cost $13,213,771,135)		$16,043,997,733
SECURITIES SOLD SHORT
COMMON STOCKS SOLD SHORT — (0.7)%
Avalonbay Communities, Inc.	(100,400)	$(11,870,292)
Baytex Energy Corp.	(113,500)	(4,449,802)
Crescent Point Energy Corp.	(150,000)	(5,825,730)
Essex Propertry Trust, Inc.	(88,200)	(12,657,582)
Express Scripts, Inc.*	(385,427)	(27,072,392)

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

SECURITIES SOLD SHORT — Continued	Shares	Fair Value
Federal Realty Investment Trust	(107,300)	$(10,881,293)
HCP, Inc.	(226,700)	(8,233,744)
Hospitality Properties Trust	(182,300)	(4,927,569)
PharMerica Corporation*	(320,700)	(6,895,050)
Pitney Bowes Inc.	(401,000)	(9,343,300)
Ventas Inc.	(61,800)	(3,539,904)
		$(105,696,658)
OTHER COMMON STOCKS SOLD SHORT — (1.4)%		$(220,633,906)
TOTAL COMMON STOCKS SOLD SHORT — (2.1)% (Proceeds $281,041,500)		$(326,330,564)
Other assets less liabilities, net — 1.2%		$186,206,778
NET ASSETS — 100.0% — NOTE 2		$15,903,873,947

*  Non-income producing security.

**  Restricted securities. These restricted securities constituted 2.2% of total net assets at December 31, 2013.

†  Security segregated as collateral for securities sold short.

††  These securities have been valued in good faith under policies adopted by authority of the Board of Trustees in accordance with the Fund's fair value procedures. These securities constituted 1.8% of total net assets at December 31, 2013.

As permitted by U.S. Securities and Exchange Commission regulations, "Other" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

See notes to financial statements.

FPA CRESCENT FUND
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value:
Investment securities — at market value (identified cost $11,711,755,060)	$14,541,981,658
Short-term investments — at amortized cost	1,502,016,075	$16,043,997,733
Cash		111
Deposits for securities sold short		166,349,897
Receivable for:
Capital stock sold		35,826,134
Dividends and accrued interest		21,050,209
Forward foreign currency contracts		3,823,519
		$16,271,047,603
LIABILITIES
Payable for:
Securities sold short, at market value (proceeds $281,041,500)	$326,330,564
Advisory fees and financial services	14,140,575
Investment securities purchased	10,035,045
Capital Stock repurchased	9,817,131
Forward foreign currency contracts	3,208,252
Accrued expenses	2,185,529
Dividends and accrued interest expense on securities sold short	557,577
Other liabilities	898,983	367,173,656
NET ASSETS		$15,903,873,947
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — no par value; unlimited authorized shares; 482,556,111 outstanding shares		$13,094,835,711
Undistributed net realized gain on investments		45,088,835
Distributions in excess of net investment income		(21,603,400)
Unrealized appreciation of investments		2,785,552,801
NET ASSETS		$15,903,873,947
NET ASSET VALUE
Offering and redemption price per share		$32.96

See notes to financial statements.

FPA CRESCENT FUND
STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends		$128,327,211
Interest		75,836,863
		$204,164,074
EXPENSES:
Advisory fees	$127,725,902
Financial services	12,772,590
Short sale dividend & interest expense	11,278,437
Transfer agent fees and expenses	5,787,451
Custodian fees and expenses	810,223
Registration fees	649,614
Reports to shareholders	330,566
Trustees' fees and expenses	177,778
Audit & tax services	60,912
Legal fees	33,970
Other expenses	401,773	160,029,216
Net investment income		$44,134,858
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on investments and foreign currency transactions:
Net realized gain on sale of investment securities	$606,217,241
Net realized gain on expiration of forward foreign currency contracts	868,485
Net realized loss on sale of investment securities sold short	(9,100,543)
Net realized gain on investments and foreign currency transactions		$597,985,183
Change in unrealized appreciation of investments and foreign currency translation:
Investment securities	$1,869,140,724
Investment securities sold short	(24,087,212)
Forward foreign currency contracts	(2,055,163)
Change in unrealized appreciation of investments and foreign currency translation		1,842,998,349
Net realized and unrealized gain on investments and foreign currency		$2,440,983,532
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$2,485,118,390

See notes to financial statements.

FPA CRESCENT FUND
STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2013		Year Ended December 31, 2012
CHANGE IN NET ASSETS
Operations:
Net investment income	$44,134,858		$41,962,803
Net realized gain on investments and foreign currency transactions	597,985,183		381,408,465
Change in unrealized appreciation of investments and foreign currency translation	1,842,998,349		436,810,009
Change in net assets resulting from operations		$2,485,118,390		$860,181,277
Distribution to shareholders from:
Net investment income	$(83,125,764)		$(40,420,209)
Net realized capital gains	(914,275,974)	(997,401,738)	(37,515,880)	(77,936,089)
Capital Stock transactions:
Proceeds from Capital Stock sold	$5,543,614,033		$3,464,363,597
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	856,106,051		65,041,485
Cost of Capital Stock repurchased*	(1,900,259,605)	4,499,460,479	(1,873,484,173)	1,655,920,909
Total change in net assets		$5,987,177,131		$2,438,166,097
NET ASSETS
Beginning of period		9,916,696,816		7,478,530,719
End of period		$15,903,873,947		$9,916,696,816
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		176,927,466		123,286,691
Shares issued to shareholders upon reinvestment of dividends and distributions		27,890,702		2,360,695
Shares of Capital Stock repurchased		(60,812,110)		(66,322,957)
Change in Capital Stock outstanding		144,006,058		59,324,429

*  Net of redemption fees of $743,317 and $730,599 for the years ended December 31, 2013 and December 31, 2012, respectively.

See notes to financial statements.

FPA CRESCENT FUND
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Year Ended December 31,		Nine Months Ended December	Year Ended March 31,
	2013	2012	31, 2011	2011	2010	2009
Per share operating performance:
Net asset value at beginning of period	$29.29	$26.78	$27.98	$25.88	$19.11	$24.99
Income from investment operations:
Net investment income	$0.14	$0.12	$0.20	$0.31	$0.31	$0.35
Net realized and unrealized gain (loss) on investment securities and foreign currency	6.02	2.63	(0.58)	2.75	6.77	(5.63)
Total from investment operations	$6.16	$2.75	$(0.38)	$3.06	$7.08	$(5.28)
Less distributions:
Dividends from net investment income	$(0.21)	$(0.12)	$(0.31)	$(0.32)	$(0.31)	$(0.37)
Distributions from net realized capital gains	(2.28)	(0.12)	(0.51)	(0.64)	—	(0.23)
Total distributions	$(2.49)	$(0.24)	$(0.82)	$(0.96)	$(0.31)	$(0.60)
Redemption fees	— *	— *	— *	— *	— *	— *
Net asset value at end of period	$32.96	$29.29	$26.78	$27.98	$25.88	$19.11
Total investment return**	21.95%	10.33%	(1.36)%	12.22%	37.22%	(21.57)%
Ratios/supplemental data:
Net assets at end of year (in $000's)	$15,903,874	$9,916,697	$7,478,531	$6,032,766	$3,291,711	$1,263,061
Ratio of expenses to average net assets	1.23%‡	1.26%‡	1.25%†‡	1.28%‡	1.34%‡	1.50%‡
Ratio of net investment income to average net assets	0.34%	0.62%	0.89%†	0.87%	1.32%	1.65%
Portfolio turnover rate	22%	26%	32%†	20%	32%	32%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions. The return for the nine months ended December 31, 2011 is not annualized.

†  Annualized

‡  For the periods ended December 31, 2013, December 31, 2012, December 31, 2011, March 31, 2011, March 31, 2010, and March 31, 2009, the expense ratio includes short sale dividend expense equal to 0.09%, 0.10%, 0.07%†, 0.12%, 0.17% and 0.27% of average net assets, respectively.

See notes to financial statements.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS

December 31, 2013

NOTE 1 — Significant Accounting Policies

FPA Crescent Fund (the "Fund"), a series of the FPA Funds Trust, is registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company. The Fund's investment objective is to seek to generate equity-like returns over the long-term, take less risk than the market and avoid permanent impairment of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note 8.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) on investments in the statement of operations. A detailed listing of outstanding currency transactions is included in the Portfolio of Investments, in Investment Securities in the Statement of Assets and Liabilities and in Note 8.

C.  Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities (Long): The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.

Common Stocks and Other Securities (Short): The prices of common stocks and other securities sold short rise between the date of the short sale and the date on which the Fund replaces the borrowed security. In addition, the Fund repays the person that lent it the security for any interest or dividends that may have accrued.

Interest Rate Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.

Credit Risk: The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The Fund invests a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Though the Fund has not been adversely impacted, continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain securities held by the Fund.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding securities sold short and short-term investments with maturities generally of 60 days or less at the time of purchase) aggregated $9,436,190,203 for the year ended December 31, 2013. The proceeds and cost of securities sold resulting in net realized gains of $597,985,183 aggregated $7,230,319,603 and $6,632,334,420, respectively, for the year ended December 31, 2013. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

each year to its shareholders, in accordance with the distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the components of distributable earnings at December 31, 2013, were as follows:

Undistributed Ordinary Income	$19,429,194
Undistributed Net Realized Gains	$44,169,046

The tax status of distributions paid during the years ended December 31, 2013 and December 31, 2012 was as follows:

	Year Ended December 31, 2013	Year Ended December 31, 2012
Dividends from Ordinary Income	$92,231,190	$48,710,529
Distributions from Long-term Capital Gains	$905,170,547	$29,225,560

The cost of investment securities (excluding securities sold short) held at December 31, 2013, for federal income tax purposes was $11,751,252,597. Gross unrealized appreciation and depreciation for those investment securities at December 31, 2013, for federal income tax purposes was $2,902,622,889 and $111,893,828 respectively resulting in net unrealized appreciation of $2,790,729,061. As of and during the year ended December 31, 2013, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before December 31, 2010 or by state tax authorities for years ended on or before December 31, 2009.

During the year ended December 31, 2013, in order to align book and tax reporting, the Fund reclassified $6,837,772 from undistributed net realized gain to undistributed net investment income for currency gains, income from contingent payment debt instruments and market discount on bonds sold, and $9,871 from undistributed net investment income to paid-in capital for permanent differences from non-deductible expenses.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1.00% of the Fund's average daily net assets. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year for the provision of financial services to the Fund. The Adviser has agreed to voluntarily reduce its fees for any annual expenses (exclusive of short sale dividends, interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1.85% of the average net assets of the Fund for the year. The Adviser is not obligated to continue this fee reduction policy indefinitely. No fees were waived during the period.

For the year ended December 31, 2013, the Fund paid aggregate fees of $177,033 to all Trustees who are not interested persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

NOTE 6 — Securities Sold Short

The Fund maintains cash deposits and segregates marketable securities in amounts equal to the current market value of the securities sold short or the market value of the securities at the time they were sold short, whichever is greater. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The dividends on securities sold short are reflected as short sale dividend expense.

NOTE 7 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the year ended December 31, 2013, the Fund collected $743,317 in redemption fees, which amounts to less than $0.01 per share.

NOTE 8 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are principally traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors and brokers. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Currency forwards are valued at the closing currency exchange rate which is not materially different from the forward rate. Short-term corporate notes with maturities generally of 60 days or less are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by authority of the Fund's Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Investments in limited partnerships are valued, as a practical expedient, utilizing the net asset valuations provided by the underlying limited partnerships in a manner consistent with U.S. GAAP for investment companies. The Fund applies the practical expedient to its investments in limited partnerships on an investment-by-investment basis, and consistently with the Fund's entire position in a particular investment, unless it is probable that the Fund will sell a portion of an investment at an amount different from the net asset valuation. Investments in limited partnerships are included in Level 3 of the fair value hierarchy based on the limited rights of withdrawal by the Fund as specified in the respective agreements. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. These assumptions consider inputs such as proprietary pricing models, cash flows, prepayments, defaults, and collateral. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of December 31, 2013 (see Portfolio of Investments for industry categories):

Investments	Level 1	Level 2	Level 3	Total
Common Stocks — Long	$8,535,386,316	$32,222,742	$9,295,858	$8,576,904,916
Limited Partnerships	—	—	175,920,571	175,920,571
Convertible Bonds & Debentures	—	9,502,049	—	9,502,049
Credit Bonds & Debentures	—	96,303,697	26,007,445	122,311,142
U.S. Government & Agencies	—	5,062,539,168	—	5,062,539,168
International Government & Agencies	—	463,749,810	—	463,749,810
Mortgage-Backed Securities	—	—	81,356,636	81,356,636
Short-Term Investments	—	$1,502,016,075	—	1,502,016,075
	$8,535,386,316	$7,116,333,541	$292,580,510	$15,994,300,367
Currency Options (currency risk)	—	$49,697,366	—	$49,697,366
Forward foreign currency contracts (currency risk) Receivable	—	3,823,519	—	3,823,519
Payable	—	(3,208,252)	—	(3,208,252)
	—	$50,312,633	—	$50,312,633
Common Stocks Sold Short	$(326,330,564)	—	—	$(326,330,564)

The following table summarizes the Fund's Level 3 investment securities and related transactions during the quarter ended December 31, 2013

Investment	Beginning Value at December 31, 2012	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Gross Transfers In (Out)	Ending Value at December 31, 2013	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at December 31, 2013
Common Stocks — Long	$12,884,035	$15,545,911	$9,170,000	$(28,304,088)	—	$9,295,858	$125,858
Limited Partnerships	77,517,583	16,446,927	97,651,480	(15,695,419)	—	175,920,571	16,804,585

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

Investment (continued)	Beginning Value at December 31, 2012	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Gross Transfers In (Out)	Ending Value at December 31, 2013	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at December 31, 2013
Credit Bonds & Debentures	$19,896,321	$—	$25,278,058	$(19,896,321)	$729,387	$26,007,445	$—
Mortgage-Backed Securities	135,297,159	44,441,702	—	(98,382,225)	—	81,356,636	1,789,624
	$245,595,098	$76,434,540	$132,099,538	$(162,278,053)	$729,387	$292,580,510	$18,720,067

*  Net realized and unrealized gains (losses) are included in the related amounts in the statement of operations

Level 3 Valuation Process: Investments classified within Level 3 of the fair value hierarchy are valued by the Adviser in good faith under procedures adopted by authority of the Fund's Board of Trustees. The Adviser employs various methods to determine fair valuations including regular review of key inputs and assumptions, and review of related market activity, if any. However, there are generally no observable trade activities in these securities. The Adviser reports to the Board of Trustees at their regularly scheduled quarterly meetings, or more often if warranted. The report includes a summary of the results of the process, the key inputs and assumptions noted, and any changes to the inputs and assumptions used. When appropriate, the Adviser will recommend changes to the procedures and process employed. The value determined for an investment using the fair value procedures may differ significantly from the value realized upon the sale of such investment. Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Level 1, 2, or 3 during the year ended December 31, 2013. The following table summarizes the quantitative inputs and assumptions used for items categorized as items categorized as Level 3 of the fair value hierarchy as of December 31, 2013:

Financial Assets	Fair Value at December 31, 2013	Valuation Technique(s)	Unobservable Inputs	Price/Range
Common Stocks — Long	$9,295,858	Most Recent Capitalization (Funding)(1)	Private Financing	$8.11
Limited Partnerships	$26,854,300	NAV as Practical Expedient(2)	N/A	$147.00
	$105,040,572	NAV as Practical Expedient(2)	N/A	$107.57
	$38,713,605	NAV as Practical Expedient(2)	N/A	$110.61
	$5,312,094	NAV as Practical Expedient(2)	N/A	$104.05
Credit Bonds & Debentures	$25,278,058	Most Recent Capitalization (Funding)(1)	Private Financing	$100.00
	$597,963	Third-Party Broker Quote/Guarantee(3)	Quotes/Prices	$75.25
	$131,424	Third-Party Broker Quote(4)	Quotes/Prices	$1.00
Mortgage-Backed Securities	$81,356,636	Pricing Model(5)	Prices	$35.97-$63.79
			Discount	1.9%-21.4% (10.6%)

(1)  The significant unobservable inputs used in the fair value measurement of the Fund's Private Investment shares are based on its most recent funding. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of this investment would be lower.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

(2)  No adjustments were made to the NAV provided by the administrator of the Limited Partnerships. Adjustments to the NAV would be considered if the practical expedient NAV was not as of Fund's measurement date; it was probable that the Limited Partnerships would be sold at a value materially different than the reported expedient NAV; or it was determined in accordance with the Fund's valuation procedures that the Limited Partnerships are not being reported at fair value.

(3)  The Third-Party Broker Quote/Guarantee technique involves obtaining an independent third-party broker quote in conjunction with the third-party guarantees for a portion of the value.

(4)  The Third-Party Broker Quote technique involves obtaining an independent third-party broker quote for the security.

(5)  The Pricing Model technique for Level 3 securities involves preparing a proprietary broker price opinion (BPO) model using valuation information provided by the loan servicer based on local market resources and sales trends published by the National Association of Realtors, and a broker, and then applying an appropriate discount to that valuation. The discount reflects market conditions such as lack of liquidity of the investment, the costs associated with foreclosure and liquidation, the historical performance of the loan pool and the characteristics of the remaining loans including whether or not the loans are performing.

Forward foreign currency contracts: Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Fund's transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued daily at the foreign exchange rates as of the close of the New York Stock Exchange. Unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the foreign exchange rates at the end of the period is included in the Statements of Assets and Liabilities under the heading "Forward Foreign Currency Contracts." Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the period are included in the Statements of Operations under the heading "Forward Foreign Currency Contracts." During the year ended December 31, 2013 the proceeds from forward foreign currency contracts opened for the Fund were $1,269,853,029 and the contracts closed or settled was $1,756,681,129.

At December 31, 2013 the Fund, held forward foreign currency contracts, which are considered derivative instruments, each of whose counterparty is either Barclays Capital (BC) or State Street Bank and Trust (SSB), as follows:

Foreign Currency Sold	Local Contract Amount	Settlement Date	Valuation at December 31, 2013	Unrealized Appreciation/ (Depreciation)
Singapore Dollar (SSB)	1,141,875	1/2/14	$904,742	$6,204
Singapore Dollar (SSB)	11,840,000	4/4/14	9,381,190	64,362
Singapore Dollar (SSB)	35,000,000	4/21/14	27,731,559	145,781
Singapore Dollar (SSB)	125,000,000	5/2/14	99,041,280	679,501
Singapore Dollar (SSB)	100,000,000	5/16/14	79,233,024	499,076
Singapore Dollar (SSB)	250,000,000	6/13/14	198,082,561	2,061,543
Singapore Dollar (SSB)	64,141,875	7/1/14	50,821,547	367,052
Total Appreciation			$465,195,904	$3,823,519
Euro (BC)	118,300,000	1/21/14	$162,745,310	$(998,452)
British Pound (BC)	60,000,000	1/28/14	99,360,000	(2,209,800)
Total Depreciation			$262,105,310	$(3,208,252)

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

Note 9 — Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The Fund has implemented the disclosure requirements pursuant to FASB Accounting Standards update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses in the statements of assets and liabilities both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements. The following table presents the Fund's OTC derivatives and repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of December 31, 2013:

Counterparty	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Collateral Received		Financial Instruments Available for Offset	Net Amount of Assets (Liabilities)*
State Street Bank and Trust Company:
Repurchase agreement	$87,101,000	$87,101,000	**	—	—
Barclays Capital:
Forward foreign currency contracts receivable	$3,823,519	—		$(3,208,252)	$615,267
Forward foreign currency contracts payable	$(3,208,252)	—		$3,208,252	—

*  Represents the net amount receivable (payable) from the counterparty in the event of default.

**  Collateral with a value of $88,844,975 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual repurchase agreement is not shown for financial reporting purposes.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2012

Note 10 — Commitments

At December 31, 2013, the Fund was liable for unfunded commitments of $6,796,466 for the U.S. Farming Realty Trust II, $8,460,771 for the RELP 1 — 12% 2016, $6,330,627 for the RELP 3 — 9.75% 2015, $3,903,575 for the RELP 4 — 9% 2015, and $7,216,585 for the RELP 5 — 9.5% 2016.

38

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS OF FPA CRESCENT FUND AND
BOARD OF TRUSTEES OF FPA FUNDS TRUST

We have audited the accompanying statement of assets and liabilities of FPA Crescent Fund (the "Fund"), including the portfolio of investments, as of December 31, 2013, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the five periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers, where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Crescent Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the five periods in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
February 21, 2014

FPA CRESCENT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

Approval of the Advisory Agreement. At a meeting of the Board of Trustees held on August 5, 2013, the Trustees approved the continuation of the advisory agreement between the Fund and the Adviser for an additional one-year period through September 30, 2014, on the recommendation of the Independent Trustees, who met in executive session on August 5, 2013 prior to the Board meeting to review and discuss the proposed continuation of the advisory agreement. The following paragraphs summarize the material information and factors considered by the Board and the Independent Trustees as well as the Trustees' conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board and the Independent Trustees considered information regarding the Adviser and its staffing in connection with the Fund, including the Fund's portfolio managers, the number and quality of analysts the Adviser has hired who are under the direct supervision of the Fund's portfolio managers, including recent hires, the scope of accounting, administrative, shareholder and other services supervised and provided by the Adviser, and the absence of any significant service problems reported to the Board. The Board and the Independent Trustees noted the experience, length of service and the outstanding reputation of the Fund's President, Chief Investment Officer and portfolio manager, Steven Romick, who has managed the Fund since its inception in 1993, Brian A. Selmo, who joined the Adviser in 2008 and has served as portfolio manager since 2013, Mark Landecker, who joined the Adviser in 2009 and has served as portfolio manager since 2013, Gregory R. Nathan, who joined the Adviser in 2007, Ravi R. Mehra, who joined the Adviser in 2010, Christopher B. Lozano, who joined the Adviser in 2011, Andrew August, who joined the Adviser in 2012, Brandon G. Stranzl, who joined the Adviser in 2012, Gregory M. Crouch, who joined the Adviser in 2012, and Sean M. Korduner, who joined the Adviser in 2013. The Board and the Independent Trustees concluded that the nature, extent and quality of services provided by the Adviser have benefitted and should continue to benefit the Fund and its shareholders.

Investment Performance. The Board and the Independent Trustees reviewed the overall investment performance of the Fund. They also received information from an independent consultant, Morningstar Associates, LLC ("Morningstar"), regarding the Fund's performance relative to a peer group of funds selected by Morningstar (the "Peer Group"). The Board and the Independent Trustees considered the Adviser's representation that the Fund's investment strategy is significantly different from other funds in the Peer Group in that the Fund has a much broader universe of investment possibilities, which requires a greater degree of portfolio management effort on the part of the Adviser. The Board and the Independent Trustees also considered the Adviser's representation that no other Morningstar category or peer grouping adequately represents the breadth and style of investing performed by the Fund's portfolio managers on behalf of the Fund. The Board and the Independent Trustees noted the Fund's outstanding long-term investment performance and low volatility of returns when compared to the Peer Group and concluded that the Fund's investment performance has been strong. The Board and the Independent Trustees concluded that the Adviser's continued management of the Fund's investments should benefit the Fund and its shareholders.

Advisory Fees and Fund Expenses; Adviser Profitability; Economies of Scale and Sharing of Economies of Scale. The Board and the Independent Trustees were provided information by the Adviser to enable consideration of the Fund's advisory fees and total expense levels, as well as the overall profitability of the Adviser, the benefits to the Adviser from its relationship to the Fund, the extent to which economies of scale with respect to the management of the Fund, if any, would be realized, and whether the Fund is sharing, or will share, in those economies.

The Board and the Independent Trustees reviewed comparative information relative to fees and expenses for the Fund and for the Peer Group. The Board and the Independent Trustees noted that the Fund's current

FPA CRESCENT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Continued

management fee rate and total expense ratio each ranked towards the high end of those of the Peer Group. They considered the Adviser's representation that the Fund's broader investment strategy makes comparisons to the advisory fees of the funds in the Peer Group less relevant, noting the Adviser's representation that most of the funds in the Peer Group are traditional balanced funds with different investment objectives and strategies, generally encompassing bond components that traditionally have lower advisory fees. The Board and the Independent Trustees noted that the Fund also pays the Adviser for providing administrative and other financial services to the Fund and considered the administrative and other financial services provided by the Adviser and the fee level in connection with their consideration of the overall services provided by the Adviser and its compensation. The Board and the Independent Trustees compared the Fund's advisory fee with the advisory fees charged by the Adviser to other clients. The Board and the Independent Trustees noted that where the fees paid by the Adviser's other clients were lower, the differences reflected the differences in services provided by the Adviser to those clients. The Board and the Independent Directors considered other actual and potential benefits to the Adviser from managing the Fund, including the acquisition and use of research services with commissions generated by the Fund, in concluding that the contractual advisory and other fees are fair and reasonable for the Fund. The Board and the Independent Trustees concluded that the continued payment of advisory fees and expenses by the Fund to the Adviser was fair and reasonable and should continue to benefit the Fund and its shareholders.

The Board and the Independent Trustees considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund's asset levels and any economies of scale that may exist. The Board and the Independent Trustees recognized that the advisory fee schedule for the Fund does not have breakpoints. They considered that many mutual funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund's assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Trustees considered the Adviser's statement that it believes that breakpoints currently remain inappropriate for the Fund given the ongoing additional investments the Adviser is making in its business for the benefit of the Fund, uncertainties regarding the direction of the economy, and uncertainties regarding future growth or contraction in the Fund's assets, all of which could negatively impact the Adviser.

While the Board and the Independent Trustees noted that the Fund has experienced increases in its net assets in recent years, they also considered the Adviser's representation that its internal costs of providing investment management services to the Fund have also increased significantly in recent years as a result of a number of factors, including the ongoing and growing complexity of the Fund's investments, as well as the Adviser's substantial investment in additional professional resources and staffing. The Board and the Independent Trustees considered information regarding the Adviser's representation that it has also made significant investments in increasing the portfolio management team to three, in analysts, traders and other investment personnel who assist with the management of the Fund, and additions to administrative personnel and systems that enhance the quality of services provided to the Fund. The Board and Independent Trustees also considered the Adviser's representation that it would continue making such investments to maintain and increase the level and quality of services that it provides to the Fund. The Board and the Independent Trustees concluded that the Fund is benefitting from the ongoing investments made by the Adviser in its team of personnel serving the Fund and in its service infrastructure, and that in light of these investments, the addition of breakpoints to the Fund's advisory fee structure was not warranted at current asset levels.

FPA CRESCENT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Continued

Conclusions. The Board and the Independent Trustees determined that the Fund continues to benefit from the services of highly experienced portfolio managers and portfolio management team, which has produced outstanding long-term returns with low relative volatility. In addition, the Board and the Independent Trustees agreed that the Fund continues to receive high-quality accounting, administrative, shareholder and other ancillary services from the Adviser. The Board and the Independent Trustees concluded that the current advisory fee rate is reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Adviser and the Adviser's profitability and costs. The Board and Independent Trustees also stated their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, none of which was dispositive, the Board and the Independent Trustees concluded that it would be in the best interests of the Fund to continue to be advised and managed by the Adviser and determined to approve the continuation of the current Advisory Agreement for another one-year period through September 30, 2014.

FPA CRESCENT FUND
SHAREHOLDER EXPENSE EXAMPLE

December 31, 2013
(Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value June 30, 2013	$1,000.00	$1,000.00
Ending Account Value December 31, 2013	$1,104.80	$1,018.72
Expenses Paid During Period*	$6.53	$6.28

*  Expenses are equal to the Fund's annualized expense ratio of 1.23%, multiplied by the average account value over the period and prorated for the six-months ended December 31, 2013 (184/365 days).

FPA CRESCENT FUND
TRUSTEE AND OFFICER INFORMATION

Name, Age & Address	Position(s) With Trust/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Allan M. Rudnick – (73)*	Trustee & Chairman† Years Served: 3	Private Investor. Formerly, Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007	7
Thomas P. Merrick – (76)*	Trustee† Years Served: 4	Private Consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee Member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	7
Alfred E. Osborne, Jr. – (69)*	Trustee† Years Served: 11	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc., and Kaiser Aluminum, Inc.
A. Robert Pisano – (70)*	Trustee† Years Served: 1	Consultant. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011.	7	Entertainment Partners, Resources Connection, The Motion Picture and Television Fund
Patrick B. Purcell – (70)*	Trustee† Years Served: 7	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998.	7	The Motion Picture and Television Fund
Steven Romick – (50)	Trustee,† President & Chief Investment Officer Years Served: 20	Partner of the Adviser since 2006. Formerly, Senior Vice President of First Pacific Advisors, Inc. from 1996 to 2006.	2	Arden Group, Inc.
Eric S. Ende – (69)	Vice President Years Served: 11	Partner of the Adviser since 2006. Formerly, Senior Vice President of First Pacific Advisors, Inc. from 1984 to 2006.	3
J. Richard Atwood – (53)	Treasurer Years Served: 11	Chief Operating Officer of the Adviser.
Christopher H. Thomas – (56)	Chief Compliance Officer Years Served: 11	Vice President and Chief Compliance Officer of the Adviser.
Sherry Sasaki – (59)	Secretary Years Served: 11	Assistant Vice President and Secretary of the Adviser.
E. Lake Setzler – (46)	Assistant Treasurer Years Served: 7	Senior Vice President and Controller of the Adviser since 2005.
Michael P. Gomez – (28)	Assistant Vice President Years Served: 2	Assistant Vice President of the Adviser since 2010. Formerly In-Charge Associate of PricewaterhouseCoopers from 2007-2010

†  Trustees serve until their resignation, removal or retirement.

*  Audit Committee member

Additional information on the Trustees is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA 90064.

FPA CRESCENT FUND

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

TRANSFER & SHAREHOLDER SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
803 W. Michigan St.
Milwaukee, WI, 53233-2301

(800) 638-3060

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

TICKER SYMBOL: FPACX
CUSIP: 30254T759

DISTRIBUTOR

UMB Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin 53233

COUNSEL

K&L Gates LLP
San Francisco, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA Crescent Fund, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2013 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the second and fourth quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.                   Code of Ethics.

(a)           The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

(b)           Not Applicable

(c)           During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)           During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)           Not Applicable

(f)            A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR. Upon request, any person may obtain a copy of this code of ethics, without charge, by calling (800) 982-4372.

Item 3.                   Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Patrick B. Purcell, a member of the registrant’s audit committee and board of trustees, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations or liability as a member of the audit committee and of the board of trustees. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of trustees.

Item 4.                   Principal Accountant Fees and Services.

	2012	2013
(a) Audit Fees	$50,000	$50,000
(b) Audit Related Fees	-0-	-0-
(c) Tax Fees	$8,000	$8,400
(d) All Other Fees	-0-	-0-

(e)(1)      Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:  (i) the registrant’s independent auditors inform the audit committee of the engagement, (ii) the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and (iii) the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.  The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)      Disclose the percentage of services described in each of paragraphs (b) – (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  100% of the services provided to the registrant described in paragraphs (b) – (d) of this Item were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item.  There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) – (d) of this Item that were required to be pre-approved by the audit committee.

(f)            If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.  All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)           Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.  None.

(h)           Disclose whether the registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  Not Applicable.

Item 5.                   Audit Committee of Listed Registrants.  Not Applicable.

Item 6.                   Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.                   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.                   Portfolio Managers of Closed-End Management Investment Companies.  Not Applicable.

Item 9.                   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.                 Submission of Matters to a Vote of Security Holders.  There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.                 Controls and Procedures.

(a)           The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)           There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the  second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.                 Exhibits.

(a)(1)     Code of ethics as applies to the registrant’s principal executive and financial officers, as required to be disclosed under Item 2 of Form  N-CSR.  Attached hereto as Ex.99.CODE.ETH.

(a)(2)     Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940.  Attached hereto.

(a)(3)      Not Applicable

(b)           Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.  Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

FPA FUNDS TRUST’S FPA CRESCENT FUND

By:	/s/ STEVEN T. ROMICK
Steven T. Romick, President
(Principal Executive Officer)

Date:  February 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA FUNDS TRUST’S FPA CRESCENT FUND

By:	/s/ STEVEN T. ROMICK
Steven T. Romick, President
(Principal Executive Officer)

Date:  February 21, 2014

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date:  February 21, 2014